Dreyfus
      100% U.S. Treasury
      Money Market Fund

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            10   Financial Highlights

                            11   Notes to Financial Statements

                            14   Report of Independent Auditors

                            15   Important Tax Information

                            16   Board Members Information

                            18   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                     Dreyfus 100% U.S. Treasury
                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus 100% U.S. Treasury Money Market Fund, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bernard W. Kiernan, Jr.

Throughout 2002, money market funds helped investors preserve their capital while stock prices declined. In an environment roiled by allegations of corporate scandal, a lackluster economy and the threat of war, investors flocked to high-quality, short-term securities. However, largely because of the Federal Reserve Board's efforts to stimulate renewed economic growth, interest rates and money market yields have declined to their lowest levels in more than 40 years.

Can the money markets continue to protect investors' capital? While there are no guarantees, we believe it's likely they can. But over the longer term, investing only in money market funds may incur substantial levels of opportunity risk, which is the danger of missing out on chances to earn higher levels of growth or income. In our view, money market funds are an excellent choice for emergency reserves and money that you may need to spend over the next several years, but they probably are not the best alternatives for building wealth over the long term.

Your financial advisor can help you determine which long-term investments are appropriate for your individual needs, goals and attitudes toward risk. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF FUND PERFORMANCE

Bernard W. Kiernan, Jr., Portfolio Manager

How did Dreyfus 100% U.S. Treasury Money Market Fund perform during the period?

For the 12-month period ended December 31, 2002, the fund produced a yield of 1.23% . Taking into account the effects of compounding, the fund produced an effective yield of 1.24%.(1)

What is the fund's investment approach?

The fund seeks to maintain a stable share price of $1.00. To pursue this goal, the fund invests only in U.S. Treasury securities.

What other factors influenced the fund's performance?

When the reporting period began, the nation was mired in recession, and investors were looking forward to a resumption of economic growth. To that end, the Federal Reserve Board (the "Fed" ) had implemented 11 interest-rate reductions in 2001, driving the benchmark federal funds rate to 1.75%, a 40-year low.

When the economic recovery began during 2002's first quarter, many investors expected that the Fed would begin raising interest rates later in the year. By the spring, however, it became apparent that the recovery was weaker and more uneven than most investors had hoped. Jobless claims increased in May, and consumers began to spend at a slower rate. As a result, the economic growth rate for the second quarter of 2002 declined to just 1.3%, according to government estimates, and investors began to push back their expectations of the timing of eventual rate hikes.

The economy continued to give mixed signals in June, July and August. For example, the unemployment rate rose in June and then fell in July. By the same token, June's economic data suggested that manufacturing was recovering faster than expected, while July's numbers revealed a drop in the index. Historically low interest rates continued

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

to spur mortgage-refinancing activity, putting cash in consumers' pockets. At the same time, productivity for the second quarter of 2002 came in higher than expected, suggesting that businesses could enhance profits without expanding their payrolls. However, corporate spending remained anemic and stock market
volatility    continued.

Ultimately, negative influences overshadowed positive ones, as corporate scandals, weaker corporate earnings, an uncertain consumer and heightened international tensions further reduced expectations for a sustainable economic recovery. As a result, at its August meeting the Fed shifted its bias from neutral toward a more accommodative stance, indicating that the risks of economic weakness were greater than the risks of resurgent inflation.

Economic weakness continued to prevail in the fall. The economy lost 43,000 jobs in September and a key index of manufacturing output suggested continuing weakness in that sector. In October, consumer confidence dropped to a nine-year low and the unemployment rate rose along with jobless claims. The length of the workweek declined, as did the number of temporary workers employed. Finally, the initial estimate of 4% growth in gross domestic product in the third quarter was weaker than anticipated. At month-end, most analysts expected the Fed to reduce interest rates by 0.25 percentage points at its next meeting.

Indeed, in early November the Fed cut the federal funds rate. However, it did so by a larger than expected 0.50 percentage points, suggesting that the economy had reached a "soft spot" primarily because of the threat of war with Iraq and corporate scandals. Since then, the economy has shown some signs of improvement. While the labor market remained weak, retail sales in November came in higher than most analysts had expected, and the stock market rallied before giving back some of its recent gains. In addition, consumer confidence improved during December. As of the reporting period's end, however, uncertainty continued, and we believe that factors such as a growing federal budget deficit and the possibility of war with Iraq may put a damper on further near-term improvement in economic fundamentals.


What is the fund's current strategy?

Yields of U.S. Treasury bills have generally declined more severely than yields of other types of money market securities. That's primarily because risk-averse investors flocked toward a limited supply of relatively stable financial assets throughout the reporting period. Because U.S. Treasury bills are backed by the full faith and credit of the federal government, they were subject to particularly high levels of investor demand.

As it has been for the entire year, the fund ended 2002 with a weighted average maturity that was longer than its peer group average, reflecting our efforts to maintain competitive yields in the low interest-rate environment. Although short-term interest rates are near historical lows, we see little chance that the Fed will begin raising them in the foreseeable future. Until we see convincing signs of sustained economic strength, it is likely that the fund's weighted average maturity will remain relatively long.

January 15, 2003

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

December 31, 2002



                                                                       Annualized
                                                                         Yield on
                                                                          Date of               Principal
U.S. TREASURY BILLS--96.7%                                            Purchase (%)             Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

1/2/2003                                                                      1.42                193,000               192,993

1/9/2003                                                                      1.35             47,426,000             47,411,809

1/16/2003                                                                     1.72             91,039,000             90,974,221

1/23/2003                                                                     1.62              4,363,000              4,358,698

1/30/2003                                                                     1.54            150,066,000            149,880,902

2/6/2003                                                                      1.17            101,157,000            101,038,634

2/13/2003                                                                     1.37            120,947,000            120,749,979

2/20/2003                                                                     1.67             25,000,000             24,942,361

2/27/2003                                                                     1.19                242,000                241,546

4/10/2003                                                                     1.40              1,398,000              1,392,656

4/17/2003                                                                     1.64            100,000,000             99,521,528

5/8/2003                                                                      1.38             85,000,000             84,587,691

5/22/2003                                                                     1.23             30,168,000             30,023,335

5/29/2003                                                                     1.28            135,988,000            135,275,217

6/19/2003                                                                     1.22                760,000                755,683

TOTAL U.S. TREASURY BILLS
   (cost $891,347,253)                                                                                               891,347,253
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--3.3%
------------------------------------------------------------------------------------------------------------------------------------

3.875%, 7/31/2003
   (cost $30,367,454)                                                         1.66             30,000,000             30,367,454
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $921,714,707)                                                              100.0%            921,714,707

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.0%)              (201,720)

NET ASSETS                                                                                         100.0%            921,512,987


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           921,714,707   921,714,707

Cash                                                                  1,532,686

Interest receivable                                                     486,481

Prepaid expenses                                                         29,902

                                                                    923,763,776
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           453,743

Payable for shares of Beneficial Interest redeemed                    1,707,720

Accrued expenses                                                         89,326

                                                                      2,250,789
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      921,512,987
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     921,537,423

Accumulated net realized gain (loss) on investments                     (24,436)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      921,512,987
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 921,248,869

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     18,046,380

EXPENSES:

Management fee--Note 2(a)                                            4,753,881

Shareholder servicing costs--Note 2(b)                               1,205,257

Trustees' fees and expenses--Note 2(c)                                 160,171

Custodian fees                                                          78,649

Professional fees                                                       46,787

Registration fees                                                       31,639

Prospectus and shareholders' reports                                    29,366

Miscellaneous                                                           11,334

TOTAL EXPENSES                                                       6,317,084

INVESTMENT INCOME--NET                                              11,729,296
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                    (587)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,728,709

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                            ------------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,729,296           37,260,849

Net realized gain (loss) from investments           (587)               17,383

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,728,709            37,278,232
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (11,729,296)          (37,560,083)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 702,229,130          764,414,497

Dividends reinvested                           11,086,602           35,791,230

Cost of shares redeemed                      (812,034,485)        (786,596,880)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (98,718,753)          13,608,847

TOTAL INCREASE (DECREASE) IN NET ASSETS       (98,719,340)          13,326,996
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,020,232,327        1,006,905,331

END OF PERIOD                                 921,512,987        1,020,232,327

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                     Year Ended December 31,
                                                        ----------------------------------------------------------------------------

                                                        2002              2001             2000             1999              1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                  1.00              1.00             1.00             1.00              1.00

Investment Operations:

Investment income--net                                   .012              .037             .052             .041              .045

Distributions:

Dividends from investment
   income--net                                          (.012)            (.037)           (.052)           (.041)            (.045)

Net asset value, end of period                          1.00              1.00             1.00             1.00              1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                        1.24              3.74             5.31             4.17              4.55
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                    .66               .63              .69              .71               .75

Ratio of net investment income

   to average net assets                                1.23              3.65             5.22             4.10              4.46
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       921,513         1,020,232        1,006,905        1,106,128         1,142,583


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus 100% U.S. Treasury Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $545 during the period ended December 31, 2002 based on available

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $24,436 is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $23,849 of the carryover expires in fiscal 2007 and $587 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, respectively, were all ordinary income.

At December 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.


(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2002, the fund was charged $774,977 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2002, the fund was charged $329,178 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus 100% U.S. Treasury Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus 100% U.S. Treasury Money Market Fund, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus 100% U.S. Treasury Money Market Fund, at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                     [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York

February 7, 2003


IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 100% of the ordinary income dividends paid during its fiscal year ended December 31, 2002 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

GORDON J. DAVIS (61)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner of LeBoeuf, Lamb, Greene & MacRae

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

LYNN MARTIN (63)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* J.L. Kellogg Graduate School of Management, Northwestern University, Professo

* Advisor to the international accounting firm of Deloitte & Touche, LLP and Chairperson to its Council for the Advancement of Women

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* SBC Communications, Inc., Director

* Ryder Systems, Inc., a supply chain and transportation management company, Director

* The Proctor & Gamble Co., a consumer company, Director

* TRW, Inc., an aerospace and automotive equipment company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 11


DANIEL ROSE (73)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Baltic-American Enterprise Fund, Director

* Housing Committee of the Real Estate Board of New York, Inc., Director

* Harlem Educational Activities Fund, Inc., President

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

PHILIP L. TOIA (69)

BOARD MEMBER (1997)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Retired prior to January 4, 1997, Vice Chairman, Administration and Operations of The Dreyfus Corporation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 11

                              --------------

SANDER VANOCUR (75)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Old Owl Communications

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ANNE WEXLER (72)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

EUGENE MCCARTHY, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since August 1984.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


NOTES

                  For More Information

                        Dreyfus 100% U.S. Treasury
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

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(c) 2003 Dreyfus Service Corporation                                  071AR1202